- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                           KRUG INTERNATIONAL CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           Krug International Corp.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                            KRUG INTERNATIONAL CORP.
                         6 NORTH MAIN STREET SUITE 500
                            DAYTON, OHIO 45402-1900



                                                                   June 16, 1995



Dear Shareholder:

         You are cordially invited to attend the Annual Meeting of Shareholders which will be held at 10:00 a.m., on Tuesday, July 18, 1995, at Sinclair Community College, Frederick C. Smith Auditorium, Sinclair Center - Building 12, 444 West Third Street, Dayton, Ohio.



         The accompanying Notice of the Annual Meeting and Proxy Statement contain detailed information concerning the matters to be considered and acted upon at the Meeting. The Corporation's 1995 Annual Report to Shareholders is also enclosed.



         We hope you will be able to attend the Meeting and meet and talk with your Corporation's management. As in the past, we will report on the operations of the Corporation and comment on matters of current interest. An informal question and answer period is also on our agenda.



         Whether or not you plan to attend the Annual Meeting, it would be most helpful if you would execute and return the enclosed proxy card at your earliest convenience. That way you will be sure to be represented at the Meeting and the Corporation will avoid the expense of follow-up letters to assure a quorum and the largest representation possible. If you later find you can attend the Meeting, you may then withdraw your proxy and vote in person.


                                                       Sincerely,



                                                       MAURICE F. KRUG

                                                       Chairman, President and
                                                       Chief Executive Officer

                            KRUG INTERNATIONAL CORP.
                         6 NORTH MAIN STREET SUITE 500
                            DAYTON, OHIO 45402-1900

                                  ____________

                 NOTICE OF 1995 ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JULY 18, 1995

                                                                  ____________
To the Shareholders of

         KRUG INTERNATIONAL CORP.:



         The Annual Meeting of Shareholders of KRUG INTERNATIONAL CORP. will be held at 10:00 a.m., Eastern Daylight Savings Time, on Tuesday, July 18, 1995 at Sinclair Community College, Frederick C. Smith Auditorium, Sinclair Center - Building 12, 444 West Third Street, Dayton, Ohio, for the purpose of considering and voting upon:



             1.      Election of four directors for a two-year term;



             2. Approval of the 1995 Incentive Stock Option Plan described in the accompanying Proxy Statement; and



             3. Such other business as may properly come before the meeting or any adjournment thereof.



         Whether or not you expect to be present, please mark, sign, date and return the enclosed proxy promptly in the envelope provided. Giving the proxy will not affect your right to vote in person if you attend the meeting.



                                              By order of the Board of Directors


                                              JAMES J. MULLIGAN
                                              Secretary



June 16, 1995

                            KRUG INTERNATIONAL CORP.
                         6 NORTH MAIN STREET SUITE 500
                            DAYTON, OHIO 45402-1900


                                PROXY STATEMENT
                    FOR 1995 ANNUAL MEETING OF SHAREHOLDERS

         This proxy statement is furnished in connection with the solicitation by the Board of Directors of KRUG INTERNATIONAL CORP., an Ohio corporation (the "Corporation"), of proxies to be used at the Annual Meeting of Shareholders to be held on July 18, 1995 and any adjournment thereof. The close of business on June 6, 1995 has been fixed as the record date for the determination of the holders of Common Shares entitled to vote at the meeting and each such shareholder is entitled to one vote per share. There were 5,011,523 Common Shares outstanding at the close of business on June 6, 1995.

         All shares represented by properly executed proxies received by the Board of Directors pursuant to this solicitation will be voted in accordance with the shareholder's directions specified on the proxy. If no directions have been specified by marking the appropriate places on the accompanying proxy card, the shares will be voted in accordance with the Board's recommendations which are FOR the election of Marvin E. Bruce, Rex M. Fleet, T. Wayne Holt and James J. Mulligan as directors of the Corporation and FOR the adoption of the 1995 Incentive Stock Option Plan. A shareholder signing and returning the accompanying proxy has power to revoke it at any time prior to its exercise by delivering to the Corporation a later dated proxy or by giving notice to the Corporation in writing or in open meeting but without affecting any vote previously taken.

         The presence, in person or by properly executed proxy, of the holders of a majority of the Corporation's outstanding shares is necessary to constitute a quorum at the Annual Meeting. Shares represented by proxies received by the Corporation will be counted as present at the Annual Meeting for the purpose of determining the existence of a quorum, regardless of how or whether such shares are voted on a specific proposal. Abstentions will be treated as votes cast on a particular matter as well as shares present at the Annual Meeting. Where nominee shareholders do not vote on specific issues because they did not receive specific instructions on such issues from the beneficial owners of such shares ("Broker Nonvotes"), such Broker Nonvotes will not be treated as either votes cast or shares present.

         This proxy statement and the accompanying proxy card were first mailed to shareholders on or about June 16, 1995. All information in this proxy statement has been adjusted to reflect the 10% share dividend on December 23, 1994.

                             ELECTION OF DIRECTORS

         The Corporation's Board of Directors is presently comprised of seven persons and is divided into two classes, with one class having four members and the other class three members. One class of directors is elected at each Annual Meeting of Shareholders for a term of two years.

         At the 1995 Annual Meeting, shareholders will elect four directors who will hold office until the Annual Meeting of Shareholders in 1997. The Board of Directors has nominated Marvin E. Bruce, Rex M. Fleet, T. Wayne Holt and James
J. Mulligan, all of whom are presently directors of the Corporation, for election to a term of office expiring at the 1997 Annual Meeting.

         It is the intention of the proxy agents named in the proxy, unless otherwise directed, to vote such proxy for the election of Messrs. Bruce, Fleet, Holt and Mulligan. Should any of them be unable to accept the office of director, an eventuality which is not anticipated, proxies may be voted with discretionary authority for a substitute nominee or nominees designated by the Board of Directors. The four nominees receiving the highest number of votes cast will be elected directors.

        The following table sets forth certain information about the nominees for election and the directors whose terms of office will continue after the meeting.
                                                                                           COMMON SHARES
                                                                                         BENEFICIALLY OWNED
                                                                                            AS OF 6/6/95
NAME AND OFFICES PRESENTLY                                          DIRECTOR         ------------------------------
HELD WITH CORPORATION                                                SINCE           NUMBER(1)           % OF CLASS
- ---------------------------                                         --------         ---------           ----------
NOMINEES FOR TERM OF
OFFICE EXPIRING IN 1997:
- -----------------------------
Marvin E. Bruce, Director                                              1974             9,094                (9)

Rex M. Fleet, Director                                                 1993             1,454 (3)            (9)

T. Wayne Holt, Director                                                1993            51,883 (4)            1.0

James J. Mulligan,                                                     1966            32,285 (5)            (9)
       Secretary and Director

DIRECTORS WHOSE TERM OF
OFFICE EXPIRES IN 1996:
- -----------------------
Maurice F. Krug,                                                       1959         1,193,163 (6)          22.9
       Chairman, President
       and Chief Executive Officer

W. E. Greenhalgh,                                                      1993            12,128 (7)            (9)
       Director, KRUG International Corp. and
       KRUG International (UK) Ltd.
       Non-executive Chairman of its two
       subsidiaries - Beldray Ltd. and Sowester Ltd.

Earl T. O'Loughlin, Director                                           1987               582 (8)            (9)

         (1) This column shows the number of Common Shares of the Corporation beneficially owned as of June 6, 1995 as confirmed by each nominee or director and includes, where applicable, shares owned by members of the individual's household. Unless otherwise indicated, each individual has voting power and investment power which are exercisable solely by such individual or are shared by such individual with members of his household.

         (2) Includes 1,515 shares that may be acquired upon the exercise of warrants.

         (3) Includes 242 shares that may be acquired upon the exercise of warrants.

         (4) Includes 16,171 shares that may be acquired upon the exercise of options within 60 days of June 6, 1995 and 5,952 shares that may be acquired upon the exercise of warrants.

         (5) Includes 5,380 shares that may be acquired upon the exercise of warrants.

         (6) Includes 202,860 shares that may be acquired upon the exercise of warrants.

         (7) These shares may be acquired upon the exercise of options within 60 days of June 6, 1995.

         (8) Includes 97 shares that may be acquired upon the exercise of warrants.

         (9) Less than 1%.

         Certain information concerning each person listed in the above table, including his principal occupation for at least the last five years, is set forth below.

         Marvin E. Bruce, 66, has been Chairman since January 1991 and a director since 1972 of TBC Corporation (a marketer of tires, batteries and other automotive products under private labels). He also served as Chief Executive Officer of TBC Corporation from 1973 until August 1994 and as President from 1972 until February 1991. Mr. Bruce is also a director of Union Planters Corporation.

         Rex M. Fleet, 63, was employed by NCR Corporation from 1951 until his retirement in 1991. He was Vice President - International Marketing Services from 1973 to 1977, Vice President-Financial Marketing from 1983 to 1985, and Chairman and Managing Director of NCR (UK) Ltd. from 1977 to 1983 and from
1985 until his retirement in 1991. He was a director of KRUG International (UK) Ltd. and Beldray Ltd. from 1987 to 1992.

         T. Wayne Holt, 68, was involved continuously with the Corporation's life sciences, aerospace and engineering operations for 22 years commencing with his initial employment in 1971 until his retirement in 1993. He held a number of positions, including Vice President-Aerospace Group from 1981 to 1988, Assistant to the Chairman, Aerospace Group, from 1988 to 1990, Vice President from May 1990 to February 1991, Executive Vice President from February 1991 to December 31, 1992, and Advisor to the Chairman, Life Sciences and Engineering from January 1, 1993 to May 1, 1993. On April 17, 1995, Mr. Holt was named President of KRUG Life Sciences Inc., a position he had previously held.

         James J. Mulligan, 73, has been a member of the law firm of Mulligan & Mulligan since January 1993. He was a member of the law firm of Smith & Schnacke from 1953 to 1989 and a member of the law firm of Thompson, Hine and Flory from 1989 until his retirement in 1991. Mulligan & Mulligan is general counsel to the Corporation and received $75,985 for legal services rendered during the Corporation's last fiscal year.

         Maurice F. Krug, 66, has been Chairman of the Board and Chief Executive Officer of the Corporation since 1959. From 1959 until February 1987 and from 1989 to the present, he has also served as President of the Corporation.

         W. E. Greenhalgh, 64, has been associated continuously with KRUG International (UK) Ltd. (formerly Butterfield Harvey PLC) from 1960 to the present. He has served in a variety of capacities, including as Chief Executive Officer from 1983 until his retirement in 1989, and as a non-executive director and consultant from 1989 to the present. He has also served as the non-executive Chairman of Beldray Ltd. and Sowester Ltd. from 1989 to the present.

         General Earl T. O'Loughlin, 64, was the Commander of the United States Air Force Logistics Command at Wright-Patterson AFB, Ohio from September 1984 until his retirement in August 1987. General O'Loughlin is also a director of Amcast Industrial Corporation, Fleet Aerospace, Inc., Aeronca Inc., Price Brothers Company and Huron Community Bank.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

         The Board of Directors held four meetings during fiscal 1995. The Board has an Executive Committee, an Audit Committee and an Executive Compensation Committee, but no nominating committee. The Executive Committee held no meetings, the Audit Committee held three meetings, and the Executive Compensation Committee held two meeting in fiscal 1995.

         The Executive Committee (Messrs. Krug [Chairman], Bruce and Mulligan) is empowered to exercise all of the authority of the Board of Directors except as to matters not delegable to a committee under the General Corporation Law of Ohio.

         The Audit Committee (Messrs. Mulligan [Chairman], Fleet and Greenhalgh) meets with Corporation personnel and representatives of the Corporation's independent public accountants to review internal accounting controls, internal auditing procedures and matters relating to the annual audit of the Corporation's financial statements. The Committee reports its findings and recommendations to the Board of Directors. Mr. T. Wayne Holt was a member of the Audit Committee during fiscal 1995 but resigned from this position after he became President of KRUG Life Sciences Inc. in April 1995, and was replaced by Mr. Fleet.

         The Executive Compensation Committee (Messrs. Bruce [Chairman], Fleet and O'Loughlin) acts in an advisory capacity to the Board of Directors with respect to compensation of the Corporation's executives.

         Each non-employee director receives a monthly fee of $700 for services as a director. In addition, he receives $850 for attendance at a meeting of the Board of Directors and $500 for attending a committee meeting. In fiscal 1995, all directors attended all of the meetings of the Board of Directors and of the committees on which they served, except that one director missed one committee meeting.

         The Corporation maintains a deferred compensation plan for directors and officers under which a director may elect to defer all or part of his compensation until either (i) he ceases to be a director or (ii) such later date as the director specifies. Amounts deferred are credited to the director's account in the form of Common Share Equivalents. The number of Common Share Equivalents credited is equal to the number of shares that could be purchased with the amount of compensation being deferred. The director's account is credited with dividend equivalents. Distributions are payable in cash and the director may elect either a lump sum distribution or payment in up to five equal annual installments. At the time of distribution, the number of Common Share Equivalents in a director's account are converted to cash based upon the fair market value of a share at that time.

         Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of the Corporation and owners of more than 10% of the Corporation's Common Shares to file an initial ownership report with the Securities and Exchange Commission and a monthly or annual report listing any subsequent change in their ownership of Common Shares. The Corporation believes, based on information provided to the Corporation by the persons required to file such reports, that all filing requirements applicable to such persons during the period from April 1, 1994 through March 31, 1995 have been met.

                       PRINCIPAL HOLDERS OF COMMON SHARES

        Set forth below is certain information concerning the only persons known by the Board of Directors of the Corporation to be the beneficial owners of more than 5% of the outstanding Common Shares of the Corporation as of June 6, 1995.

                                                                                        COMMON SHARES
                                                                                      BENEFICIALLY OWNED
                                                                                         AS OF 6/6/95
                                                                        ------------------------------------------
NAME AND ADDRESS                                                            NUMBER                    % OF CLASS
- ------------------------------                                          ------------------        ----------------
Maurice F. Krug                                                            1,193,163(1)                    22.9
6 North Main Street Suite 500
Dayton, Ohio 45402-1900

Key Trust Company of Ohio, N.A.                                            515,133 (2)                     10.1
32 North Main Street
Dayton, Ohio 45402
- ------------------------------

         (1) Includes 202,860 shares that may be acquired upon the exercise of warrants.

         (2) Key Trust has sole voting power with respect to all the shares, sole investment power with respect to 512,089 shares, and shared investment power with respect to 3,044 shares. 84,355 of these shares may be acquired upon the exercise of warrants. Key Trust holds 181,003 shares as Trustee of a trust established in connection with a pension plan of the Corporation, including 30,167 shares that may be acquired upon the exercise of warrants.


                       COMMON SHARES OWNED BY MANAGEMENT

             The following table sets forth the number of Common Shares of the Corporation beneficially owned as of June 6, 1995 by each named executive listed in the Summary Compensation Table and by all directors, nominees and executive officers as a group.



                                                                                     COMMON SHARES
                                                                                   BENEFICIALLY OWNED
                                                                                      AS OF 6/6/95
                                                                           ----------------------------------------
NAME AND ADDRESS                                                           NUMBER                    % OF CLASS
- --------------------------                                                 ----------------       -----------------
Maurice F. Krug                                                          1,193,163 (1)                 22.9

Thomas W. Kemp                                                              31,575 (2)                   (4)

Directors, Nominees and                                                  1,332,164 (3)                 25.3
Executive Officers as
a Group (8 persons)

         (1) Includes 202,860 shares that may be acquired upon the exercise of warrants.

         (2) Includes 20,213 shares that may be acquired upon the exercise of options within 60 days of June 6, 1995 and 1,893 shares that may be acquired upon the exercise of warrants.

         (3) Includes 48,512 shares that may be acquired upon the exercise of options within 60 days of June 6, 1995 and 217,939 shares that may be acquired upon the exercise of warrants.

         (4) Less than 1%.

                             EXECUTIVE COMPENSATION

         The following sections of this Proxy Statement set forth compensation information relating to the Chief Executive Officer and the other executive officers of the Corporation at March 31, 1995, whose salary and bonus for fiscal year 1995 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

        The following table presents for the three fiscal years ended March 31, 1995, the compensation of the Chief Executive Officer and the other executive officers at March 31, 1995, whose salary and bonus in fiscal 1995 exceeded
$100,000.

                                                                              LONG-TERM COMPENSATION
                                                                              ----------------------
                                                 ANNUAL COMPENSATION          AWARDS            PAYOUTS
                                                 -------------------      --------------------- ----------
                                                                  OTHER  RESTRICTED  SECURITIES LONG TERM
                                                                  ANNUAL   STOCK     UNDERLY INCENTIVE PLAN ALL OTHER
NAME AND                                                        COMPENSATION AWARD(S) OPTIONS  PAYOUTS     COMPENSATION
PRINCIPAL POSITION                    YEAR  SALARY($) BONUS($)     ($)       ($)       (#)       ($)           ($)
- --------------------------           -----  ------    --------  ------------ -------- -------- --------     ------------
Maurice F. Krug, Chairman,           1995   $320,000     $   0     $ 0        $ 0        0        $ 0         $2,133(1)
President and CEO                    1994    320,000         0       0          0        0          0          3,640
                                     1993    320,000         0       0          0        0          0          3,501

James M. Vanderploeg, M.D.,          1995    129,792         0       0          0        0          0         $2,179(1)
Executive Vice President             1994    128,047    15,000       0          0        0          0          2,071
and General Manager -                1993    118,766    10,000       0          0   18,192          0          1,945
KRUG Life Sciences Inc. (2)

Thomas W. Kemp,                      1995     95,600    10,000       0          0        0          0         $1,583(1)
Vice President-                      1994     93,000    10,000       0          0        0          0          1,543
Finance and Treasurer                1993     88,958    10,000       0          0    6,064          0          1,509

         (1) These amounts were contributed by the Corporation under the 401(k) plan for the benefit of the named executive.

         (2) Dr. Vanderploeg left the employment of the Corporation on April 15, 1995. He presently serves as a consultant to the Corporation.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES


        The following table shows information about stock option exercises during fiscal 1995 and unexercised stock options at 1995 fiscal year end for the named executive officers.


                                                                                 NUMBER OF
                                                                                 SECURITIES            VALUE OF
                                                                                UNDERLYING           UNEXERCISED
                                                                                UNEXERCISED          IN-THE-MONEY
                                                                                   OPTIONS              OPTIONS
                                                                                  AT FISCAL            AT FISCAL
                                                                                YEAR-END (#)         YEAR-END ($)
                                             SHARES
                                          ACQUIRED ON           VALUE           EXERCISABLE/         EXERCISABLE/
NAME                                     EXERCISE (#)       REALIZED ($)       UNEXERCISABLE        UNEXERCISABLE
- --------------------------               -------------      -------------      --------------       --------------
Maurice F. Krug                                0                $ 0                     0/0                 $0/$0

James M. Vanderploeg, M.D.                     0                  0           18,192/6,064         $25,286/$4,852

Thomas W. Kemp                                 0                  0         14,149/16,171         $14,816/$15,322

                                RETIREMENT PLAN
         The following table shows the estimated maximum annual retirement benefits payable at normal retirement age (65) under the Corporation's Retirement Plan at selected earnings levels after various years of service.

      AVERAGE ANNUAL EARNINGS
    DURING HIGHEST FIVE CONSECUTIVE                                ESTIMATED ANNUAL RETIREMENT BENEFITS
      YEARS IN THE LAST TEN YEARS                                     FOR SPECIFIED YEARS OF SERVICE
                                                         10 YEARS                20 YEARS                 30 YEARS
               $ 50,000                                  $ 8,000                $ 17,000                   25,000
                100,000                                   18,000                  36,000                   54,000
                150,000                                   28,000                  55,000                   83,000

         The Corporation has a noncontributory Retirement Plan for officers and other covered employees. Retirement benefits under the plan are calculated on the basis of the employee's average annual earnings for the highest five consecutive years of employment and years of credited service up to a maximum of thirty years. No benefits are payable in respect of annual earnings in excess of $150,000.

         Earnings for the purpose of calculating retirement benefits include salary and bonus. Such earnings are shown in the Summary Compensation Table. The credited years of service for the persons named in the Summary Compensation Table who participate in the plan are Mr. Krug - 35 years, Dr. Vanderploeg - 6 years and Mr. Kemp - 5 years. Amounts shown are straight life annuity amounts and are not subject to any deduction for Social Security benefits.

                                     OTHER

         Mr. Krug, President, Chairman and Chief Executive Officer of the Corporation, is currently employed by the Corporation under the terms of an Amended Founder's Agreement which will expire on February 14, 1997. The Agreement provides for an annual base salary of $320,000 plus any increases that may be granted from time to time by the Corporation. The Agreement also provides that the Corporation will pay Mr. Krug for life a monthly retirement payment equal to one-twelfth of 50% of his average annual cash compensation for the three highest of his last 15 years of employment with the Corporation. Monthly retirement payments under the Agreement are reduced by the amount of the monthly retirement payment Mr. Krug would receive under the Corporation's Retirement Plan (discussed above), assuming his benefits under such plan commenced upon his termination of employment and were payable monthly.

         The Agreement also provides for severance payments in the event Mr. Krug ceases to be employed by the Corporation within two years of a change in control of the Corporation (as defined in the Agreement). In such event, the Corporation is required to continue to pay Mr. Krug for three years after termination of employment his base salary under the Agreement and a monthly payment equal to 1/12 of his average annual incentive compensation during his last two years of employment. While such severance payments are being made, no retirement benefit is payable to Mr. Krug under the Agreement and he is prohibited from competing with the Corporation.

                               PERFORMANCE GRAPH

         The following graph compares the cumulative total shareholder return on the Corporation's Common Shares for its last five fiscal years with the cumulative total return of the NASDAQ Market Index and a market capitalization based peer group index over the same period (assuming the investment of $100 in each vehicle on March 31, 1990 and reinvestment of all dividends). The peer group index is comprised of 120 companies and was developed by an independent agency to include all non-financial NASDAQ companies with a market capitalization of between $15 - $20 million, which were publicly traded throughout the five-year period. The Corporation is not aware of any appropriate industry or line-of-business index with which to compare itself because of the diversity of the Corporation's businesses and, therefore, it believes a market capitalization index is appropriate.

[GRAPH NO. 1]
                                                                PERFORMANCE DATA
                                               1990        1991         1992        1993         1994         1995
                                              ------      ------       ------      ------       ------       ------
KRUG International Corp.                       100        94.44        66.67        87.53        73.56        91.95
Peer Group Index                               100        89.98        81.86        79.38       101.04       106.39
Broad NASDAQ Market Index                      100        110.28       116.23      130.08       150.33       159.48

                             FISCAL 1995 PEER GROUP

         The Peer Group is made up of NASDAQ non-financial companies with a market value of between $15 and $20 million. The only companies meeting this criteria for Fiscal 1995 are the following:

AJAY SPORTS INC              BALTEK CP                 CIRCUIT SYTEMS INC
ALTAI INC                    BF ENTERPRISES INC        COLLINS IND INC
AMERICAN INTERNAT PETRO      BIOMECHANICS CP AMER      COMPARATOR SYSTEMS CP
AMERICAN MED ALERT           BLYVOOR GOLD MINING ADR   CORTEX PHARMACEUTICALS
AMERICAN MED TECHNOLOGS      CADE IND INC              CRYENCO SCIENCES INC
AMERICAN VANGUARD CP         CARETENDERS HEALTHCORP    DELAWARE OTSEGO CP
ANALYTICAL SURVEYS INC       CCAIR INC                 DETECTION SYSTEMS INC
ARTISTIC GREETINGS INC       CEL-SCI CP                DETROIT & CANADA TUNNEL
ASTROSYSTEMS INC             CHARLES JW FINANCIAL SVC  DOMINGUEZ SERVICES CP
AUTOMOBILE PROTECTION CP     CIPRICO INC               DUSTY MAC OIL & GAS LTD

E-Z EM INC CL A            MAXWELL LABS INC           SA HOLDINGS INC
EMISPHERE TECHNOLOGIES     MCM CP                     SANYO ELECTRIC CO LTD
ENERGY WEST INC            MEDICAL INNOVATIONS INC    SECURITY NATL FIN CL A
ENGINEERED SUPPORT SYS     METALCLAD CP               SEIBELS BRUCE GROUP INC
ESCALADE INC               MICROTEL FRANCHISE & DEV   SELFIX INC
FIBERCHEM INC              MILTOPE GROUP INC          SI HANDLING SYSTEMS INC
FIRST AMERICAN HLTH CON    MMI MEDICAL INC            SOFTECH INC
FUTURE MEDICAL PRODS       MONMOUTH RE INVEST CP A    SONESTA INTERNAT HOTELS
GAMBRO INC AB              NEW IMAGE IND              SOUTHWALL TECHNOLOGIES
GENCOR IND                 NOVITRON INTERNAT INC      SOUTHWEST WATER CO
GENERAL MAGNAPLATE CP      NRP INC                    SPEC'S MUSIC INC
GENERAL PARCEL SERVICES    NYCOR INC                  STACEY'S BUFFET INC
GIGA TRONICS INC           OI CP                      STEVE'S HOMEMADE ICE CRM
GRIFFIN TECHNOLOGY INC     OSHAP TECHNOLOGIES LTD     STROBER ORGANIZATION INC
GZA GEOENVIRON TECH        OXIS INTERNATIONAL INC     STUART ENTERTAINMENT
HEALTHCARE TECHNOLOGIES    PACER TECHNOLOGY           SURGICAL LASER TECH
HEI INC                    PACIFIC DUNLOP LTD ADR     SYNBIOTICS CP
HITOX CP OF AMERICA        PANATECH RES & DEV CP      TCI INTERNATIONL INC
ICOT CP                    PARIS BUSINESS FORMS INC   TECHNOLOGY RESEARCH INC
ILX INC                    PEERLESS MANUFACTURING     THERMAL IND
INDUSTRIAL FUNDING CP A    POLK AUDIO INC             THOMASTON MILLS INC CL B
INSITUFORM EAST INC        POLYDEX PHARMACEUTICALS    TIGERA GROUP INC
INTERA INFO TECHNS CL A    PROGROUP INC               TOREADOR ROYALTY CP
ISRAMCO INC                PROSPECT GROUP INC         TOTAL RESEARCH CP
K-TRON INTERNAT INC        PROVIDENCE & WORCESTR RR   TRANS LEASING INTERNAT
KOLL REAL ESTATE GRP INC   PUBCO CP                   UNICOMP INC
LIBERTY HOMES CL B         RADA ELECTRONICS IND LTD   UNIVERSAL HOLDING CP
LINDAL CEDAR HOMES INC     RAND CAPITAL CP            USP REAL EST INVSTRS TR
LOWRANCE ELECTRONICS INC   RANDOM ACCESS INC          VAUGHN'S COMMUNICATIONS
MARKET FACTS INC           REXHALL IND INC.           ZING TECHNOLOGIES

                            FISCAL 1994 PEER GROUP

        These companies were in the Peer Group for Fiscal 1994 but no longer meet the market value criteria for inclusion in the Fiscal 1995 Peer Group.

ABRAMS IND INC             EATERIES INC                 MEDICAL DYNAMICS INC
AEQUITRON MEDICAL INC      ELECTRIC & GAS TECH INC      MOTO PHOTO INC
ALPHA SOLARCO INC          EVANS INC                    NAPCO SEC SYS INC
AMERICAN CASINO ENTERPRS   EVRO CP                      NATIONAL TECHNICAL SYSTS
AMNEX INC                  FDP CP                       NEOLENS INC
BEEBA'S CREATIONS INC      FEDERAL SCREW WORKS          PARLEX CP
BLISS & LAUGHLIN IND       FIND/SVP INC                 PIEDMONT MINING CO
CANDELA LASER CP           GALAXY FOODS CO              POLLUTION RESEARCH & CTL
CECO ENVIRONMENTAL CP      GISH BIOMEDICAL INC          RULE IND
CELLEX BIOSCIENCES INC     GRADCO SYTEMS INC            SBC TECHNOLOGIES INC
CERADYNE INC               GREAT AMER RECREATION        SBE INC
CHIEF CON MINING CO        GRIFFITH CONSUMERS CO        SOUND ADVICES INC
CHILDRENS COMPREHEN SVCS   HARCOR ENERGY INC            SPAN-AMER MEDICAL SYSTS
CHOICE DRUG SYSTEMS INC    HATHAWAY CP                  SPORTS TECH INC
CLINTON GAS SYSTEMS INC    HURCO CO                     STAR TECHNOLOGIES INC
CRITICARE SYSTEMS INC      INFORMATION INTERNAT INC     SWANK INC
CROP GENETICS INT CP       INTERFACE SYSTEMS INC        TELEVIDEO SYSTEMS INC
DAIRY MART CONV CL B       INTERMETRICS INC             TIMBERLINE SOFTWARE CP
DANNINGER MEDICAL TECH     INTERNAT RESEARCH & DEV      U.S. ENERGY CP WYO
DATASOUTH COMPUTER CP      MAGELLAN PETROLEUM CP        UNIMED INC
DAVOX CP                   MAGNETIC TECHNOLOGIES CP     VERTEX IND INC
DDI PHARMACEUTICAL INC     MARGATE IND INC              ZITEL CP
DETREX CP                  MEDICAL ACTION IND           ZYGO CP
DIGITAL PRODUCTS CP        INCHEI INC

       EXECUTIVE COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Executive Compensation Committee of the Board of Directors is comprised of three directors who are not employees or former employees of the Corporation. The Committee's stated function is to act in an advisory capacity to the Board with respect to compensation of executives of the Corporation. The Committee does not have the authority to fix the compensation of any employee, officer or director of the Corporation. However, since the Committee's creation in 1977, the Board has only on rare occasions not completely adopted the recommendations of the Committee and on those occasions the changes were minor.

         The goal of the Committee has been to adopt a compensation approach that is basically simple, internally equitable and externally competitive, and that attracts, motivates and retains qualified people capable of contributing to the growth, success and profitability of the Corporation, thereby contributing to long-term shareholder value. Given the size of the Corporation and the limited number of its executive officers, the Committee has traditionally chosen to evaluate each executive individually and on a subjective basis, without resort to mathematical performance formulas. The principle followed is to provide what the Committee believes is suitable compensation based on its subjective evaluation of the executive's contribution to the profitability of the Corporation.

         The three key elements of executive compensation are base salary, short-term incentives and long-term incentives.

         The Corporation's base salaries are intended to be consistent with its understanding of competitive practices, level of responsibility, qualifications necessary for the particular position, and experience. Salary increases reflect the Corporation's belief as to competitive trends, the performance of the individual and the overall financial performance of the Corporation.

         The short-term incentive for an executive is the opportunity to earn an annual cash bonus. In line with the Corporation's discretionary approach, the Committee considers all relevant facts and circumstances in evaluating an executive. The Committee considers performance over a period of time, not merely performance in the most recent year. However, in general, the most important consideration is how well the executive has met his individual goals as set forth in the most recent operating plan. Generally, the second most important consideration is the Corporation's overall financial performance in the most recent year. The Committee also considers factors beyond the executive's control, such as, general economic conditions, industry trends, inflation, exchange rates, changes in government policies, etc., which may have had a material effect (positive or negative) on an individual's overall performance. After considering all of these factors, the Committee recommends whether or not a particular executive should be awarded a bonus and, if so, the amount.

         While salary and short-term incentives are primarily designed to compensate current and past performance, the main purpose of the long-term incentive compensation program is to directly link management compensation with the long-term interests of shareholders. The Corporation is currently using, as it has for many years, stock options to provide that link. Options are intended to provide strong incentives for superior long-term future performance and are generally forfeited if the executive leaves the Corporation for any reason other than death. The issuance of stock options at 100% of the fair market value assures that executives will receive a benefit only when the stock price increases. In a further effort to retain competent executives, options may not be exercised until two years have elapsed from the date of grant and then become exercisable one-third per year in the third, fourth and fifth years, respectively, at which time they expire. Pursuant to UK tax laws, options granted to UK executives may not be exercised until the expiration of three years from date of grant at which time they become immediately exercisable in full until their expiration at the end of six years. Options are generally granted only to those executives whose positions and performance have the potential to improve shareholder value. In fiscal 1995, no stock options were granted by the Corporation.

         Mr. Krug has been CEO of the Corporation since its organization in 1959. He is currently employed by the Corporation pursuant to the terms of an Amended Founder's Agreement (see page seven). The Founder's Agreement is intended to secure for the Corporation the continued services of Mr. Krug and the other benefits it receives by having readily available his knowledge of the Corporation, its businesses, employees, customers and suppliers. Pursuant to the Amended Founder's Agreement (and the original Founder's Agreement), Mr. Krug's annual salary was set at $320,000 in 1988 and has not been changed since. At Mr. Krug's request, no consideration was given to increasing his salary or paying incentive compensation to him.

This report has been submitted by the Executive Compensation Committee:

Marvin E. Bruce                Rex M. Fleet               Earl T. O'Loughlin

                         APPROVAL OF STOCK OPTION PLAN

         Shareholders of the Corporation are also being asked to consider and act upon approval of the Corporation's 1995 Incentive Stock Option Plan (the "1995 Plan"). The 1995 Plan, which was approved by the Board of Directors on May 19, 1995, will become effective if approved by a majority of the shares represented at the meeting. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PLAN. A description of the essential features of the 1995 Plan appears below.

         The Corporation has for a long period of time utilized stock options as an important component of compensation for officers and other key employees of the Corporation and its subsidiaries. Since July 1, 1980, the Corporation's only form of incentive compensation for officers and other key employees, other than cash bonuses which are paid from time to time at the discretion of the Board of Directors, has been the 1981 Incentive Stock Option Plan (the "1981 Plan"), the 1985 Incentive Stock Option Plan (the "1985 Plan") and the Incentive Share Option Scheme 1985 (the "1985 Scheme"). There are options to purchase 82,875 common shares outstanding under the 1981 Plan and options to purchase 60,640 common shares outstanding under the 1985 Plan and 1985 Scheme. The 1981 Plan expired in 1991 and the 1985 Plan and the 1985 Scheme will expire on October 25, 1995 and August 21, 1995, respectively. Accordingly, the Board of Directors is recommending adoption of the 1995 Plan which will authorize the grant of options to purchase up to a maximum of 250,000 Common Shares without par value.

         The 1995 Plan is designed to attract, retain and motivate officers and other key employees who bear the major responsibility for the growth and development of the Corporation. The 1995 Plan provides such employees the opportunity and incentive to acquire shares as a long-term investment and thereby participate in the Corporation's growth and development.

                        OPTIONS AND ELIGIBLE EMPLOYEES

         Under the 1995 Plan, options may be granted to officers and other key employees of the Corporation and its subsidiaries. The 1995 Plan will be administered by the Board of Directors, except that grants of options to key employees who are also directors of the Corporation will only be made by a committee of three or more directors who are "disinterested persons" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission.

         Options granted under the 1995 Plan are intended to qualify as incentive stock options ("Incentive Stock Options") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Board may, however, in its discretion, grant options which would not qualify as Incentive Stock Options.

         Options permit the optionee to purchase the number of shares subject to the option by paying to the Corporation the option price specified in the employee's option agreement. The option price is payable either in cash, by delivery to the Corporation of shares of the Corporation already owned by the optionee, or by any combination of such methods of payment. Under the plan, an optionee may use shares received upon the exercise of a portion of an option to pay the exercise price for additional portions of the option. The Board is authorized at any time to adopt guidelines limiting or restricting the use of already owned shares as a method of payment of the option price.

         The Board may grant options under the 1995 Plan in accordance with the following provisions:

         (a)The option price per share may not be less than the fair market value of a share on the date the option is granted. In general, fair market value, for purposes of the Plan, is determined by reference to quoted market prices.

         (b)Each option shall be for a term of ten years after the date of grant.

         (c)No option may be exercised within two years after the date of grant. The option becomes exercisable with respect to one- third of the shares subject to the option in the third year after grant, an additional one-third in the fourth year, and is fully exercisable in the fifth year and thereafter. The Board may, however, either before or after an option is granted, provide that an option may be exercised at any time (including during the first two years after the grant of the option), either as to an increased number of shares per year or as to all shares, in such cases as the Board may deem appropriate.

         (d)Options may not be assigned or transferred (except by will and the laws of descent and distribution) and may be exercised only if the optionee has been continuously employed by the Corporation or a subsidiary from the date of grant to the date of exercise, except that an option may be exercised for a period of one year after termination of employment if the cause of termination was death.

                            INCENTIVE STOCK OPTIONS

         There are certain additional provisions which apply to Incentive Stock Options granted under the 1995 Plan. They are as follows:

         (a)In the event an Incentive Stock Option is granted to an employee who at the time of grant owns shares possessing more than 10% of the voting power of all classes of shares of the Corporation, the option price must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted, and such an option may not be exercised after the expiration of five years from the date of grant.

         (b)No Incentive Stock Option may be exercisable in an amount exceeding the limitations of Section 422(d) of the Code.

                                    GENERAL

         The 1995 Plan provides for an adjustment in the maximum number of shares that may be optioned under the 1995 Plan, the number of shares subject to an outstanding option and the option price of outstanding options in the event of a change in outstanding shares by reason of a share dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares, or the like.

         Shares subject to an option which terminates before being fully exercised may again be subject to options granted under the Plan.

         No options may be granted under the Plan after May 19, 2005. The 1995 Plan may be amended, modified, or terminated by the Board, but shareholder approval will be required for any amendment that would increase the number of shares subject to the 1995 Plan, extend the term of the 1995 Plan, materially increase benefits to participants or modify eligibility requirements.

         At the close of business on June 6, 1995, the last sale price for the Corporation's shares reported on NASDAQ's National Market System was $3.50.

                        FEDERAL INCOME TAX CONSEQUENCES

         Under current Federal income tax laws and regulations, an optionee will not be taxed at the time an option is granted under the 1995 Plan.

         In the case of an Incentive Stock Option, the optionee will recognize no income at the time the option is exercised. If the shares received upon exercise of an Incentive Stock Option are not disposed of within (i) two years from the date of grant of the option nor (ii) one year after exercise of the option, the excess of the amount received by the optionee in connection with any disposition of the shares over the option price will be taxed as a capital gain, and the Corporation will not receive any tax deduction. If the option granted under the Plan does not qualify as an Incentive Stock Option, then at the time the optionee exercises the option, the optionee will be taxed on the excess of the fair market value of shares acquired pursuant to the option over the option price on the date the option was exercised, and the Corporation will be entitled to a tax deduction equal to the amount of income recognized by the optionee.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         Deloitte & Touche has performed an audit of the Corporation's financial statements annually since 1962. It is anticipated that representatives of Deloitte & Touche will be present at the Annual Meeting of Shareholders to respond to appropriate questions and to make a statement if such representatives so desire.

         The Board of Directors of the Corporation annually appoints the independent public accountants for the Corporation after receiving the recommendation of its Audit Committee. The Board of Directors has appointed Deloitte & Touche as independent public accountants for the Corporation for the year ending March 31, 1996.

                                 OTHER BUSINESS

         The Board of Directors does not intend to present, and has no knowledge that others will present, any other business at the meeting. However, if any other matters are properly brought before the meeting, it is intended that the holders of proxies in the enclosed form will vote thereon in their discretion.

                              COST OF SOLICITATION

         The cost of solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, proxy solicitations may be made by officers and employees of the Corporation, personally or by telephone and telegram, without receiving additional compensation. It is also anticipated that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies. The Corporation will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses.

                             SHAREHOLDER PROPOSALS

         A proposal by a shareholder intended for inclusion in the Corporation's proxy statement and form of proxy for the 1996 Annual Meeting of Shareholders must, in accordance with applicable regulations of the Securities and Exchange Commission, be received by the Corporation at 6 North Main Street Suite 500, Dayton, Ohio 45402-1900, Attention: Secretary, on or before February 20, 1996 in order to be eligible for such inclusion.

                                        By order of the Board of Directors

                                        JAMES J. MULLIGAN
                                        Secretary

Dayton, Ohio
June 16, 1995

                                                                APPENDIX A

                                     PROXY
                            KRUG INTERNATIONAL CORP.
                 ANNUAL MEETING OF SHAREHOLDERS, JULY 18, 1995

      The undersigned holder(s) of Common Shares of KRUG International
Corp., an Ohio corporation (the "Corporation"), hereby appoints MAURICE F. KRUG and JAMES J. MULLIGAN, and each of them, attorneys of the undersigned, with power of substitution, to vote all of the Common Shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, July 18, 1995, at 10:00 a.m., and at any and all adjournments of said meeting, as follows:

        1. ELECTION OF DIRECTORS.

           ___FOR all nominees listed below (except as marked to the contrary below).

           ___WITHHOLD AUTHORITY to vote for all nominees listed below.

           INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.

           Marvin E. Bruce, Rex M. Fleet, T. Wayne Holt and James J. Mulligan

        2. APPROVAL OF THE 1995 INCENTIVE STOCK OPTION PLAN DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

           ___FOR         ___AGAINST          ___ABSTAIN

        3. In their discretion, upon such other business as may properly come before the meeting or at any adjournment thereof.

      This proxy is solicited on behalf of the Board of Directors of the Corporation. When properly executed, this proxy will be voted in the manner directed by the undersigned shareholder. If no direction is specified, this proxy will be voted FOR proposals 1 and 2.

      Receipt is acknowledged of Notice of the above meeting, the Proxy Statement relating thereto and the Annual Report to Shareholders for the fiscal year ended March 31, 1995.

                          Dated ___________________________________ , 1995

                          ________________________________________________

                          ________________________________________________
                                              (Signatures)

                          Shareholders should date this proxy and sign here exactly as name appears at left. If stock is held jointly, both owners should sign this proxy. Executors, administrators, trustees, guardians and others signing in a representative capacity should indicate the capacity in which they sign.

                    PLEASE MARK, SIGN, DATE AND MAIL THIS
                   CARD PROMPTLY  IN THE ENCLOSED ENVELOPE

                                                                APPENDIX B


                            KRUG INTERNATIONAL CORP.
                        1995 INCENTIVE STOCK OPTION PLAN
                        --------------------------------

Section 1.  Purposes.
- ---------------------

                 The purposes of the 1995 Incentive Stock Option Plan (the "Plan") are (a) to provide incentives to officers and other key employees of the Corporation upon whose judgment, initiative and efforts the long-term growth and success of the Corporation is largely dependent; (b) to assist the Corporation in attracting and retaining key employees of proven ability; and
(c) to increase the identity of interests of such key employees with those of the Corporation's shareholders by providing such employees options to acquire Common Shares, without par value, of the Corporation and thereby participate in the growth and development of the Corporation.

Section 2.  Definitions.
- ------------------------

                 (a)  "Board" means the Board of Directors of the Corporation.

                 (b) "Corporation" means KRUG International Corp.; when used in the Plan with reference to employment, "Corporation" shall include any Subsidiary of the Corporation.

                 (c) "Fair Market Value" means (1) if the Shares are listed on the NASDAQ National Market, the last sale price of a Share on the National Market on the date the value of a Share is to be determined or, if there are no sales on such date, the mean of the bid and asked prices for Shares on the National Market at the close of business on such date; or (2) if the Shares are not listed on the NASDAQ National Market, the value determined by such reasonable method as shall be approved by the Board.

                 (d) "Incentive Stock Option" means an option granted under the Plan which qualifies as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended.

                 (e) "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934 as the same may be amended from time to time.

                 (f) "Share" or "Shares" means the Common Shares, without par value, of the Corporation.

                 (g) "Subsidiary" means any company more than 50% of the voting stock of which is owned or controlled, directly or indirectly, by the Corporation.

Section 3.  Administration.
- ---------------------------

              (a) ADOPTION. The Plan was approved by the Board on May 19, 1995 and will become effective upon its approval by the holders of a majority of the shares constituting a quorum and present, in person or by proxy, at the 1995 Annual Meeting of Shareholders. The Plan will terminate on May 19, 2005, and no options may be granted under the Plan after termination.

              (b) AMENDMENT. The Plan and options granted under the Plan may be amended, modified or terminated by the Board, provided that:

              (1) No action with respect to an outstanding option may be taken that would adversely affect the rights of the holder of such option without such holder's consent; and

              (2) No amendment to the Plan shall become effective without approval by the holders of a majority of the Shares present, in person or by proxy, at an annual or special shareholders meeting at which a quorum is present if such amendment would:

                      (i) increase the number of shares with respect to which options may be granted under the Plan; or

                      (ii)   extend the term of the Plan; or

                      (iii) materially increase the benefits accruing to or modify eligibility requirements for participants in the Plan.

                 (c) OPTION GRANTS. Subject to the provisions of the Plan, except as provided in Section 5, the Board shall, in its sole discretion, determine the persons to whom, and the times at which, options are granted, the number of Shares subject to each option, the option price per Share, and any other terms of options.

                 (d) INTERPRETATION. The Board will have the sole discretion and authority to interpret the Plan and to decide all questions arising under the Plan.

Section 4.  Option Shares.
- --------------------------

                 (a) NUMBER. The maximum number of Shares that may be issued upon exercise of options granted under the Plan is 250,000 Shares. Such Shares may be authorized and unissued Shares or treasury Shares.

                 (b) ADJUSTMENT. The Board will appropriately adjust the number of Shares subject to the Plan and the number and option price of Shares subject to outstanding options in the event of any change in outstanding Shares by reason of a share dividend, recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar corporate change.

                 (c) UNEXERCISED OPTIONS. Shares subject to unexercised options which terminate will thereupon become available for the grant of additional options.

Section 5.  Eligible Employees.
- -------------------------------

                 Options may be granted by the Board to officers and other key employees of the Corporation, except that options to officers and other key employees who are also members of the Board may only be granted by a committee comprised of three or more directors, each of whom is a disinterested person within the meaning of Rule 16b-3.

Section 6.  Options and Option Terms.
- -------------------------------------

                 (a) DESIGNATION OF OPTIONS. Options granted under the Plan are intended to qualify as Incentive Stock Options. The Board may, however, in its discretion, grant options under the Plan which would not qualify as Incentive Stock Options.

                 (b) OPTION AGREEMENT. The terms of each option will be set forth in a stock option agreement approved by the Board.

                 (c) TERMS OF ALL OPTIONS. The following terms and provisions shall apply to all options granted under the Plan:

              (1) No option may be granted under the Plan at an option price which is less than the Fair Market Value of a Share on the date of grant.

              (2) Each option shall be for a term of 10 years after the date of grant.

              (3) No option will be exercisable either in whole or in part within two years after the date on which it is granted. Thereafter, each option may be exercised as follows: one-third of the total number of Shares covered thereby may be purchased during the third year after grant of the option, an additional one-third during the fourth year and an additional one-third during the fifth year. To the extent that any Shares are not purchased during the third, fourth or fifth year periods after the grant of the option, they may be purchased during the remaining period or periods of the option. Notwithstanding the foregoing, the Board may, either before or after the grant of an option, provide that an option may be exercised at any time (including during the first two years after the grant of the option), either as to an increased number of Shares or as to all Shares, in such cases as the Board may deem appropriate, including without limitation, in the event the optionee retires with the approval of the Corporation or in the event of a proposed merger or consolidation to which the Corporation may be a party or a sale of substantially all the assets of the Corporation.

              (4) No option may be exercised under the Plan unless the optionee has been continuously employed by the Corporation from the date of grant to the date of exercise except that an option may be exercised within one year after the termination of the optionee's employment, to the extent the option was exercisable on the date of termination, if the cause of termination was death.

                 (d) ADDITIONAL PROVISIONS RELATING TO INCENTIVE STOCK OPTIONS. The following additional terms and provisions shall apply to Incentive Stock Options granted under the Plan:

              (1) No Incentive Stock Option shall be granted to an employee who possesses at the time of grant more than 10% of the voting power of all classes of stock of the Corporation unless the option price is at least 110% of the Fair Market Value of the Shares subject to the option on the date the option is granted and the option is not exercisable after the expiration of five years from the date of grant.

              (2) No Incentive Stock Option may be exercisable in an amount exceeding the limitation of Section 422(d) of the Internal Revenue Code of 1986, as amended.

Section 7.  Procedure for Exercise and Payment.
- -----------------------------------------------

                 An option granted under the Plan may be exercised by the optionee giving written notice of exercise to the President (or the designee of the President) of the Corporation. The option price for the Shares purchased shall be paid in full at the time such notice is given. An option shall be deemed exercised on the date the Corporation receives written notice of exercise, together with full payment for the Shares purchased. The option price may be paid to the Corporation either in cash, by delivery to the Corporation of Shares already-owned by the optionee or by any combination of cash and such Shares. The Board may, however, at any time and in its discretion, adopt guidelines limiting or restricting the use of already-owned Shares to pay all or any portion of the option price. In the event already-owned Shares are used to pay all or a portion of the option price, the amount credited to payment of the option price shall be the Fair Market Value of the already-owned Shares on the date the option is exercised. In no case may an option be exercised for a fraction of a Share.

Section 8.  Non-Transferability.
- --------------------------------
                 Options may not be sold, pledged, assigned, hypothecated, or transferred except by will, by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in Rule 16b-3.

Section 9.  Conditions Upon Granting of Options and Issuance of Certificates.
- ------------------------------------------------------------------------------
                 No option shall be granted and Shares shall not be issued upon the exercise of an option unless the grant of options, the exercise of such option, and the issuance and delivery of Shares pursuant thereto shall comply with all relevant provisions of Federal and state law, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of the NASDAQ National Market or any stock exchange upon which the Shares may then be listed.

Section 10.  Notices.
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                 Each notice relating to this Plan shall be in writing and
delivered in person or sent by certified or registered mail to the proper address. Each notice shall be deemed to have been given on the date it is delivered or mailed. Each notice to the Corporation shall be addressed as follows: KRUG International Corp., 6 North Main Street, Suite 500, Dayton, Ohio 45402-1900, Attention: President. Each notice to the optionee or other person or persons then entitled to exercise an option shall be addressed to the optionee or such other person or persons at the optionee's address set forth in the option. Anyone to whom a notice may be given under this Plan may designate a new address by written notice to the other party to that effect.

Section 11.  Pronouns.
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                 All pronouns used herein shall be deemed to refer to the
masculine, feminine, singular or plural, as the identity of the person or persons may require.

Section 12.  Effect of Termination of Plan.
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                 The termination of the Plan shall not adversely affect the rights of an optionee with respect to any option granted prior to the termination of the Plan.





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